FIRST AMENDMENT TO THE
                   SUPPLEMENTAL EMPLOYEE RETIREMENT AGREEMENT


         THIS FIRST AMENDMENT TO THE SUPPLEMENTAL EMPLOYEE RETIREMENT AGREEMENT is effective the 7th day of December, 1998, by and between Public Service Company of New Mexico, a New Mexico corporation ("PNM" or the "Company") and John T. Ackerman ("Ackerman").

         WHEREAS,  PNM  and  Ackerman  entered  into  a  Supplemental   Employee
Retirement Agreement ("SERP") effective August 4, 1989;

         WHEREAS, paragraph 9 of the SERP permits it to be amended by mutual consent.

         WHEREAS, on December 7, 1998, the Compensation and Human Resources Committee of the PNM Board of Directors approved certain benefits upon a Change in Control (as defined in the First Restated and Amended Executive Retention
Plan) and authorized certain amendments to affected plans, including this SERP; and

         WHEREAS, the Company desires to amend this SERP to incorporate the approved Change in Control benefits to provide full and sufficient funding of the Public Service Company of New Mexico and Paragon Resources, Inc. Deferred Compensation Trust Agreement (the "Rabbi Trust") for any obligations or benefits accrued as of the date of the occurrence of a Change in Control.

         NOW, THEREFORE, PNM and Ackerman do hereby amend the SERP by this First Amendment as follows:

         ITEM 1. Paragraph 7, No Trust, is hereby amended to add a new last paragraph, as follows:

         Notwithstanding the above, upon a Change in Control as defined in the First Restated and Amended Executive Retention Plan effective December 7, 1998, and incorporated herein by reference, the Company shall sufficiently fund the Public Service Company of New Mexico and Paragon Resources, Inc. Deferred Compensation Trust Agreement (the "Rabbi Trust") to provide in full for any benefits accrued under this Agreement as of the date of the occurrence of the Change in Control.

         ITEM 2. Except as herein above amended, PNM and Ackerman hereby readopt and redeclare each and every provision of the SERP.


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         IN  WITNESS  WHEREOF,  the  parties  hereto,  personally  or  by  their authorized representatives, have signed this First Amendment to the SERP effective as of the date specified herein and by execution of this amendment hereby declare that this amendment fully and accurately represents all the supplemental retirement benefits agreed upon by PNM and Ackerman.


                                    PUBLIC SERVICE COMPANY OF NEW MEXICO


Date:_________________              By_________________________________________
                                                 BENJAMIN F. MONTOYA
                                       President and Chief Executive Officer


Date:_________________              _________________________________________
                                       John T. Ackerman






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